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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported)   March 29, 1995
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                                 MAYNARD OIL COMPANY

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                (Exact name of registrant as specified in its charter)



             Delaware                   0-5704              75-1362284
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          (State or other            (Commission          (IRS Employer
          jurisdiction of            File Number)      Identification No.)
          incorporation)


              8080  N. Central Expressway, Suite 660, Dallas, Texas 75206

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          Registrant's telephone number, including area code: (214)891-8880
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                              INFORMATION TO BE INCLUDED
                                    IN THE REPORT


          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                    Pursuant to an agreement of sale between the Registrant and Pennzoil Exploration & Production Company ("Seller"), dated February 1, 1995, Registrant has purchased an interest in approximately 200 producing wells located in seven counties in West Texas, (Andrews, Crane, Crockett, Hall, Motley, Pecos and Ward Counties). The acquisition was closed on March 29, 1995. The Registrant intends to conduct production and development operations on the properties.

                    The  purchase price and sales terms  of the transaction were arrived at through arms length negotiations. The combined consideration for the properties was $10,500,000 comprised of $1,000,000 in funds accumulated by the Registrant in the ordinary course of business and $9,500,000 provided under a secured loan agreement entered into with Bank One, Texas, N.A. in conjunction with the acquisition.

                    There is no material relationship between the Seller and Registrant or any of its affiliates, or with any director, officer or associate of any director or officer of the Registrant.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    (a)  Financial Statements of Businesses Acquired.

                         The Company is in the process of preparing the financial information required for the acquisition of these assets and is also having this information audited. An audited statement of gross revenues and expenses for the previous two years will be filed on or before June 12, 1995.

                    (b)  Pro Forma Financial Information.

                         The Company is also preparing the pro forma financial information required for the acquisition of these assets and will file such pro forma information along with the previous two years' gross revenues and expenses on or before June 12, 1995.

                    (c)  Exhibits.

                         2(a) Purchase  and  Sale  Agreement  dated  February 1,
                              1995, between the Registrant and Pennzoil Exploration & Production Company covering the acquisition of producing oil and gas properties in Andrews, Crane, Crockett, Hall, Motley, Pecos and Ward Counties, Texas filed herewith. (To be filed by amendment.)



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                                        SIGNATURES


               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MAYNARD OIL COMPANY



                                             BY:  /s/ Kenneth W. Hatcher
                                                  --------------------------
                                                  Kenneth W. Hatcher
                                                  Vice President of Finance


          Dated:  April 13, 1995